UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2022 (May 10, 2022)

View, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39470	84-3235065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 South Milpitas Blvd.

Milpitas, California, 95035

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 263-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VIEW	The Nasdaq Global Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	VIEWW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On May 10, 2022, View, Inc. (“View” or the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 (the “Financial Press Release”), announcing its cash position of $201 million as of the end of Q1 2022, with no substantial debt on its balance sheet. The Company also announced that, when it issues its 2021 financial statements, it expects to report that cash outflow from operations for the twelve months ended December 31, 2021, ranged from $260 million to $270 million. Additionally, the Company announced that it anticipates that it will be disclosing substantial doubt about the Company’s ability to continue as a going concern, as the Company does not currently have adequate financial resources to fund its forecasted operating costs and meet its obligations for at least twelve months from the expected issuance date of its 2021 financial statements. While the Company will look to raise capital, there can be no assurance that the necessary financing will be available or will be available on terms acceptable to the Company. Finally, the Company announced that, as of the date of the Financial Press Release and outside of the previously reported misstatements in warranty-related accruals, no material errors have been identified in the restatement process, which remains subject to the completion of the Company’s financial close process and the completion of the financial statement audit.

All of the information in the Financial Press Release is incorporated by reference herein. All such information is being furnished rather than “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 12, 2022, View received a notice (the “Notice”) from the Nasdaq Listing Qualifications staff of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company’s failure to file its Quarterly Report on Form 10-Q for the period ended March 31, 2022 (the “Form 10-Q”), serves as an additional basis for delisting the Company’s securities from Nasdaq, and that the Company should present its view with respect to this additional deficiency to the Nasdaq Hearings Panel in writing no later than May 19, 2022. As previously announced, the Company received a Staff Delisting Determination on February 15, 2022, notifying the Company that the Nasdaq Listing Qualifications Department had initiated a process to delist the Company’s securities from Nasdaq due to the Company’s failure to file its Quarterly Reports on Form 10-Q for the periods ended June 30 and September 30, 2021 (the “Quarterly Reports”). As previously announced, in April 2022 Nasdaq granted the Company a stay of delisting through the end of May 2022.

As a result of the Company’s failure to file the Quarterly Reports, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and the Form 10-Q, the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires timely filing of all required periodic financial reports. Although the Company is working diligently to file these periodic reports as soon as possible, there can be no assurance that such reports will be filed before the expiration of the previously granted stay of delisting. If the Company fails to timely regain compliance with Nasdaq’s continued listing standards, the common stock of the Company will be subject to delisting on The Nasdaq Global Market.

On May 13, 2022, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The information disclosed under Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01 to the extent required herein.

Forward-Looking Statements

This Current Report on Form 8-K and certain other materials View files with the U.S. Securities and Exchange Commission (the “SEC”), as well as information included in oral statements or other written statements made or to be made by View, other than statements of historical fact, contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements are based on current expectations, estimates, assumptions, projections, and management’s beliefs, that are subject to change. There can be no assurance that these forward-looking statements will be achieved; these statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond View’s control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. View’s business is subject to a number of risks which are described more fully in View’s definitive proxy statement filed with the SEC on February 16, 2021, as amended or supplemented, which is incorporated by reference into its Current Report on Form 8-K filed on March 12, 2021. View undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated May 10, 2022

99.2	Press Release, dated May 13, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEW, INC.

By:	/s/ Bill Krause
Name: Bill Krause
Title: Chief Legal Officer

Dated: May 13, 2022